                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): August 21, 2002



                          LONE STAR TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)




         Delaware                       1-12881                  75-2085454
(State or other jurisdiction          (Commission               (IRS Employer
    of incorporation)                 File Number)           Identification No.)




                           15660 North Dallas Parkway
                                    Suite 500
                               Dallas, Texas 75248
          (Address, including zip code, of principal executive offices)

       Registrant's telephone number, including area code: (972) 770-6401


                                 Not applicable

          (Former name or former address, if changed since last report)

ITEM 9.  REGULATION FD DISCLOSURE.

      Certain officers of Lone Star Technologies, Inc. plan to present the following materials, in the form of a slide show presentation, printed brochure and/or Internet webcast to investors in various presentations commencing August 21, 2002.



COVER SLIDE

"Lone Star Technologies Presentation 2002"

"Lone Star Technologies, Inc."

Graphic representation of various tubing products. One tube is labeled "Bellville Tube." Another tube is labeled with a seal with star at its center, encircled by the words, "Lone Star Steel - The Tubular Experts." A finned tube is labeled "Fintube." A large star graphic is centered in front of the tubular products.



SLIDE 1

RISK FACTORS

FORWARD-LOOKING INFORMATION

This presentation contains forward-looking statements based on assumptions that are subject to a wide range of business risks. There is no assurance that the estimates and expectations in this presentation will be realized or that the transaction will be consummated. Important factors that could cause actual results to differ materially from the forward-looking statements are described in the periodic filings of Lone Star Technologies, Inc. with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2001. Lone Star Technologies, Inc. does not undertake any obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.

Graphic representation of various tubular products.



SLIDE 2

COMPANY REPRESENTATIVES

Rhys J. Best, Chairman, President and Chief Executive Officer

Charles J. Keszler, Vice President and Chief Financial Officer

Graphic representation of various tubular products.

SLIDE 3

INVESTMENT CONSIDERATIONS

      -     Leading Market Positions

      -     Technological Leadership

      - Broadest Product Offering and Increased Flexibility through Strategic Alliances

      -     Asset Optimization Program

      -     Flexible Cost Structure

      -     Experienced Management Team

            -     Operational Experience

            -     Conservative fiscal management

            - Strong record managing business cycles; first to scale back and leader in upcycle

Graphic representation of various tubular products.



SLIDE 4

COMPANY OVERVIEW

Lone Star's products serve the expanding oilfield exploration and production markets and the growing power generation market

Graphic composed of a rectangle labeled "Lone Star Technologies, Inc." centered above three rectangles arranged horizontally left to right and labeled "Oilfield Products," "Specialty Tubing" and "Flat Rolled/Other." Lines connect the top rectangle to each of the three bottom rectangles.

Beneath the rectangle labeled, "Oilfield Products" are the words, "Leading marketer and manufacturer of premium casing, tubing, and line pipe for oil and gas exploration, production and transmission."

Beneath the rectangle labeled, "Specialty Tubing" are the words, "Leading manufacturer of specialty tubing products for the power generation, industrial and automotive industries."

Beneath the rectangle labeled, "Flat Rolled/Other" are the words "Flat rolled and other industrial tubular products."

Graphic representation of various tubular products.

SLIDE 5

COMPANY OVERVIEW

Lone Star has one of the world's broadest energy tubular product offering for exploration and production, gathering and transmission, and electrical power generation.

Graphic containing five rows of horizontally-positioned arrows, pointing to both the left and the right, superimposed over five columns arranged left to right and labeled as follows: "Exploration/Production," "Distribution," "Generation," "Transmission" and "Service."

The first row of arrows from the top consists of the following: 1) an arrow labeled "Oilfield Tubular Products" placed under the columns labeled "Exploration/Production" and "Distribution"; and 2) an arrow labeled "Heat Recovery Products" placed under the columns labeled "Generation," "Transmission" and "Service."

The second row from the top consists of the following: 1) an arrow labeled "Casing" placed under the column labeled "Exploration/Production"; and 2) an arrow labeled "Engineered Products" placed under the columns labeled "Generation" and "Transmission."

The third row from the top consists of the following: 1) an arrow labeled "Tubing" placed under the column labeled "Exploration/Production"; and 2) an arrow labeled "Boiler Tubes" placed under the columns labeled "Generation," and "Transmission."

The fourth row from the top consists of the following: 1) an arrow labeled "Line Pipe" placed under the columns labeled "Exploration/Production," "Distribution" and "Generation"; and 2) an arrow labeled "Finned Tubulars" placed under the columns labeled "Generation" and "Transmission."

The fifth row from the top consists of an arrow labeled "Fabrication" placed under the columns labeled "Generation" and "Transmission."

Graphic representation of various tubular products.



SLIDE 6

2001 REVENUES

A pie chart entitled "Lone Star." The pie chart reflects revenues of the following amounts for the following segments: 1) Oilfield Products - 62%; 2) Specialty Tubing Products - 29%; and 3) Flat Rolled/Other - 9%.

LTM 6/30/02 Net Revenues:  $559.7 million

Graphic representation of various tubular products.

SLIDE 7

COMPANY OVERVIEW

      -     Historical Profile

            -     Almost 50 years of oilfield products innovations

            - Over 10 years of continuous expansion of OCTG and line pipe products

            -     More than 35 years of finned tubing technology development

            - Over 20 years of product development for specialty precision mechanical tubulars

      -     Geographic Oilfield Proximity

            - 78% of U.S. oil and gas wells drilled in 2001 were within 750 miles of Lone Star's mills.

Graphic representation of map of United States showing locations of Lone Star's mills. A circle encloses 78% of U.S. oil and gas wells drilled in 2001.

Graphic representation of various tubular products.



SLIDE 8

OILFIELD PRODUCTS

      -     OCTG

            - Casing - used as a retainer wall for oil and gas wells (75% of revenues)

            - Production Tubing - transports oil and gas from wells to the surface (25% of revenues)

Graphic "cut-away" representation of expandable casing.

      -     Line Pipe

            - Used in the gathering and transmission of oil and natural gas from the wellhead to larger transmission lines and refineries

Graphic representation of line pipe.

Significant users include: Anadarko Petroleum, Apache Corporation, BP, Burlington Resources Inc., Chevron, El Paso Exploration, Exxon Mobil Corporation, and Texaco Inc.

SLIDE 9

OILFIELD PRODUCTS

Graphic "cut-away" representation of expandable casing.

Lone Star, through its two wholly-owned and five alliance mills brings to its customers one of the broadest offerings of casing, tubing, and line pipe in the world, including an extensive array of premium alloy grade tubulars for deep target and ultra-deepwater drilling.

Graphic representation of onshore drilling rig and offshore shallow water and deep water drilling platforms.



SLIDE 10

OILFIELD PRODUCTS

Excellent Business Fundamentals

      -     Broadest OCTG and line pipe product range in North America

      -     State of the art facilities

      -     45 year history

      -     Strong relationships with largest operators

      - In April 2000, acquired Bellville Tube Corporation, a leading producer of production tubing and casing

Pie chart entitled, "2001 OCTG Revenues," which reflects revenues of 66% for Premium OCTG and 34% for Other OCTG.

Graphic "cut-away" representation of expandable casing.



SLIDE 11

BROADEST PRODUCT RANGE

Through our 2 wholly-owned oilfield tubular manufacturers and 5 alliance mills, we have one of the broadest OCTG and line pipe product ranges in the world.

Graphic illustrates the following seven different tubular size ranges: 1) 60
- 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches, 5) 8 5/8 - 5 1/2 inches, 6) 5 1/2 - 2 3/8 inches, and 7) 1 inch.  The graphic illustrates Lone Star's broad range of OCTG and line pipe product.

The range for ERW Seam Anneal is as follows: 1) approximately 24 to 16 inches, 2) 16 - 10 3/4 inches, 3) 10 3/4 - 8 5/8 inches, 4) 8 5/8 - 5 1/2 inches, and 5) 5 1/2 to approximately 2 3/8 inches.

The range for DSAW is as follows: 1) 60 - 16 inches, and 2) 24 - 16 inches.

The range for Full Body Normalized is as follows: 1) 16 - 10 3/4 inches, 2) 10 3/4 - 8 5/8 inches, 3) 8 5/8 - 5 1/2 inches, 4) 5 1/2 - 2 3/8 inches, and
5) 1 inch.

The range for the Lone Star product line is as follows: 1) 60 - 16 inches, 2) 24 - 16 inches, 3) 16 - 10 3/4 inches, 4) 10 3/4 - 8 5/8 inches, 5) 8 5/8 -
5 1/2 inches, 6) 5 1/2 - 2 3/8 inches, and 7) 1 inch.

Graphic "cut-away" representation of expandable casing.



SLIDE 12

OILFIELD PRODUCTS (20% OF OILFIELD REVENUES)

      -     Alliance Mill Strategy

            -     Extends commercial leadership

            -     Expands product range

            -     Balances production

            -     Supports customer initiatives

            -     Increases profits

            -     Lowers capital risk

            -     Maintains high quality standards

            -     Developed over the last seven years

      -     Alliance Mills

            -     OCTG

                  *     Texas Tubular

                  *     Tubo Caribe

                  *     Silcotub

            -     Line Pipe

                  *     Tex-Tube

                  *     Welspun

Graphic "cut-away" representation of expandable casing.



SLIDE 13

SPECIALTY TUBING

Finned Tubular Products

      -     Serve the combined-cycle electrical power generation markets

      -     Largest manufacturer of heat recovery finned tubulars

      -     Vertically integrated manufacturing with key patented processes

Graphic illustrates a section of Fintube finned tube.

Graphic illustrates a finned tube with boiler bend (180 degree bend).



SLIDE 14

SPECIALTY TUBING

Combined-Cycle Power Generation

      -     Finning machines in United States, Canada and Mexico

      -     New Heat Recovery Steam Generator fabrication facilities in
            Oklahoma

Graphic representation of heat recovery steam generation ("HRSG") power plant using finned tubular products.

Graphic illustrates a finned tube with boiler bend (180 degree bend).

SLIDE 15

SPECIALTY TUBING

Precision Mechanical Tubing

      - High value-added, custom made tubulars used in industrial, fluid power and automotive applications

      - Recent capital investments for expanded capacity, productivity and yield improvements

      - Third largest (25% of domestic capacity) Drawn over Mandrel operation in the world

Three graphic representations of products in which precision mechanical tubulars are used as component parts. One graphic depicts a truck axle. The second graphic depicts a crane boom. The third graphic depicts a hydraulic steam shovel.

Graphic representation of a hydraulic cylinder.



SLIDE 16

FLAT ROLLED/OTHER PRODUCTS

      -     Steel is a raw material, not a strategy

      -     Maximum procurement flexibility for lower cost steel

      - Coil slitting services: automotive, appliance, industrial, finning material

      -     Coil slitting and slab ripping facilities

Three graphic representations. One graphic is entitled "Slabs" and depicts heated steel slabs. The second graphic is labeled "Coils" and depicts flat rolled steel. The third graphic is labeled "Scrap" and depicts molten steel.

Graphic representation of a hydraulic cylinder.



SLIDE 17

INDUSTRY OVERVIEW

More Rigs Drilling Deeper Wells

      - 73% of active U.S. rigs during the last upcycle were drilling wells deeper than 8,000 ft.

Bar graph illustrating the following six month averages for the number of rigs drilling wells deeper than 8000 ft.:

1/99 through 6/99 - 457
7/99 through 12/99 - 635
1/00 through 6/00 - 722
7/00 through 12/00 - 776
1/01 through 6/01 - 903

Slide 17 attributes the source of certain information contained in such slide to Smith International.

Graphic representation of various tubular products.



SLIDE 18

WELL DEPTH INCREASES TUBULAR CONSUMPTION AND PREMIUM PRODUCT DEMAND

Graphic illustrating the amount of tubular consumption as a function of well depth. The graph shows the following three wells:

      - An oil well drilled to a depth of 5000 feet, which consumes 800 feet of tubing ranging from 8 5/8 to 9 5/8 inches, 5000 feet of tubing ranging from 4 1/2 to 5 1/2 inches and 5000 feet of tubing ranging from 2 3/8 to 2 7/8 inches, for a total of 10,800 feet of tubing and a total weight of 50 tons.

      - A gas well drilled to a depth of 10,000 feet, which consumes 2000 feet of 13 3/8 inch tubing, 7,000 of 9 5/8 inch tubing, 10,000 feet of tubing ranging from 7 to 7 5/8 inches and 10,000 feet of 2 7/8 inch tubing, for a total of 29,000 feet of tubing and a total weight of 600 tons.

      - An offshore well drilled to a depth of 15,000 feet, which consumes 3,000 feet of tubing ranging from 16 to 20 inches, 11,000 feet of 11 7/8 inch tubing, 13,000 feet of 9 5/8 inch tubing, 15,000 feet of tubing ranging from 7 to 7 5/8 inches, and 15,000 feet of 2 7/8 inch tubing, for a total of 57,000 feet of tubing and a total weight of 1,100 tons.

Graphic representation of a hydraulic cylinder.

SLIDE 19

INDUSTRY OVERVIEW

Combined-cycle Power Generation Market Relies on Finned Tubes

Combined-cycle power generation additions are expected to increase approximately 500% over the next 5 years.

Bar graph showing the amount of Gigawatts generated by combined cycle generation and other sources for each of the following years:

2000  Combined cycle - 15 Gigawatts
      Other - 60 Gigawatts

2005  Combined cycle - 75 Gigawatts
      Other - 170 Gigawatts

2010  Combined cycle - 115 Gigawatts
      Other - 220 Gigawatts

Slide 19 attributes the source of certain information contained in such slide to the Department of Energy.

Graphic illustrates a finned tube with boiler bend (180 degree bend).



SLIDE 20

STRATEGY - COMMERCIAL LEADERSHIP

Operational Excellence and Increased Product Offering

      -     Commercial Alliance Expansion

      -     Product expansion and enhancements

      -     New product applications

      -     Capital investments

Recent Achievements

      -     Recent line pipe alliances

            - Allows Company to offer widest line pipe product offering in North America

      - Began manufacturing high-strength tubulars on third production line

      - Production expansion for finned tubing facilities in Canada and Mexico

            - Supply growing customer demand as power plant construction continues to accelerate

Graphic representation of various tubular products.



SLIDE 21

STRATEGY - TECHNOLOGY LEADERSHIP

Full-body normalized

      -     Competes with seamless

      -     Critical applications

      -     Lower capital cost

      -     Superior performance

Graphic representation of an example of ERW, full body normalized oil country tubular goods.

Expandable casing

      -     Ability to drill deeper

      -     Developed for Shell Oil/Halliburton JV

      -     Proven successful with 60+ applications

      -     The leading supplier of expandable casing

Graphic "cut-away" representation of expandable casing.

Graphic representation of various tubular products.



SLIDE 22

STRATEGY - TECHNOLOGY LEADERSHIP

Critical Applications

      -     Marathon    Expandable casing run at over 13,000 feet

      -     Phillips    1st Gulf of Mexico subsalt development platform

      -     Conoco      Deepest well drilled from a semisubmersible
                        Longest 7" casing string
                        Longest, heaviest liner string

      -     Unocal      Newest drillship, Maiden Voyage, all LSS casing
                        Offshore well in deepest water

      -     Amoco       Longest 9 7/8" casing string

      -     Lavaca      138 mile 14" and 12" onshore pipeline

      -     EEX         70 mile offshore pipeline at water depth of 1,250 feet

                        Deepest Gulf of Mexico well in Year 2000; Total depth almost 27,000 feet in 2,700 feet of water

      -     Shell Oil   First ultra-deepwater expandable casing; water depth
                        of 7,800 feet

Graphic representation of various tubular products.



SLIDE 23

Financial Overview

Graphic representation of various tubing products. One tube is labeled "Bellville Tube." Another tube is labeled with a seal with star at its center, encircled by the words, "Lone Star Steel - The Tubular Experts." A finned tube is labeled "Fintube." A large star graphic is centered in front of the tubular products.



SLIDE 24

STRONG FINANCIAL PERFORMANCE

Bar graph entitled "Historical Revenues" reflecting the following revenues for the following years (1998-2000 revenues are pro forma for the Fintube and Bellville Acquisitions):

1996        $549 million

1997        $654 million

1998        $504 million

1999        $444 million

2000        $645 million

2001        $650 million

Revenue Drivers

      -     Oilfield Products

            -     Expected oil and gas prices

            -     Average rig counts

            -     Drilling activity and well depth

      -     Specialty Tubing Products

            -     Power plant construction

            -     Cost of alternative power generation fuels

            -     Industrial activity

      -     Flat Rolled Steel

            -     Material costs

            -     Regional demand

Graphic representation of various tubular products.



SLIDE 25

STRONG FINANCIAL PERFORMANCE

Bar graph entitled "Historical EBITDA" reflecting the following EBITDA numbers for the following years (1998-2000 EBITDA is pro forma for the Fintube and Bellville Acquisitions and is adjusted for special charges):

1996        $44 million

1997        $59 million

1998        $12 million

1999        $35 million

2000        $74 million

2001        $56 million

EBITDA Margin Drivers

      -     Raw Materials

            -     Flexibility from multiple sources

      -     Labor

            -     Schedule mills on a weekly basis

      -     Energy

            - Combination of contracts, spot market purchases and in-house production

      -     Overhead

            -     Maximize plant level accountability

Graphic representation of various tubular products.



SLIDE 26

FINANCIAL PERFORMANCE

A table containing the following information:



                           Pro Forma(1)
                               FYE             FYE          FYE               QTR            YTD
                              1999             2000         2001            6/30/02        6/30/02
                          --------------     --------     --------         ---------      ----------
Operating Data:

   Revenues                   $444.4          $645.3       $650.2            $150.1          $273.3

   Gross Profit                 42.7            85.9         69.3               8.9            13.9

   EBITDA                       34.7            76.2         56.2               4.9             6.0

   Diluted EPS                $  0.20         $  1.59      $  0.91 (2)       $ (0.08)          (0.31)

Margins:

   Gross Profit                  9.6%           13.3%        10.7%              5.9%            5.1%

   EBITDA                        7.8%           11.8%         8.6%              3.3%            2.2%


(1)   Pro Forma for the Fintube and Bellville acquisitions.

(2) Before special charges for early retirement of debt and write-off of expenses related to uncompleted acquisition.

Graphic representation of various tubular products.



SLIDE 27

A table containing the following information:

                              STRONG BALANCE SHEET



                                                                 6/30/02
                                                             ---------------
      Cash                                                       $176.3
      Total Assets                                                657.8

      Total Debt                                                  150.0
      Equity                                                     $390.5

      Debt to Total Capitalization                                  28%


Graphic representation of various tubular products.



SLIDE 28

INVESTMENT CONSIDERATIONS

      -     Leading Market Positions

      -     Technological Leadership

      -     Attractive Industry Dynamics

      - Broadest Product Offering and Increased Flexibility through Strategic Alliances

      -     Asset Optimization Program

      -     Flexible Cost Structure and Strong Credit Profile

      -     Experienced Management Team

            -     Operational Experience

            -     Conservative fiscal management

            - Strong record managing business cycles; first to scale back and leader in upcycle

Graphic representation of various tubular products.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      LONE STAR TECHNOLOGIES, INC.



                                      By: /s/ Charles J. Keszler
                                      ------------------------------------------
                                      Charles J. Keszler
                                      Vice President and Chief Financial Officer



Date: August 20, 2002